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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Adolor Corporation:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                                      /s/ KPMG LLP

Philadelphia, Pennsylvania
November 30, 2001